UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

Clone Algo Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54083	27-3183663
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Changi North Street 1, Singapore 489789
(Address of principal executive office)

+(65) 8688 5566
(Registrant's telephone number, including area code)

n/a
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Clone Algo Inc. (the “Company”) owns 65% of Clone Algo Pte Ltd (the “Singapore Subsidiary”).  Niraj Goel, the Company’s Chief Executive Officer, owns 35% of the Singapore Subsidiary. On March 10, 2014, Algo Markets Limited (“Algo Markets”), a wholly-owned subsidiary of the Singapore Subsidiary, entered into an intellectual property purchase agreement (the “IP Purchase Agreement”) between Algo Markets and Dragon Malaysia Limited (the “IP Seller”), pursuant to which the IP Seller sold to Algo Markets: (i) all of the IP Seller’s right, title and interest in the trademark “CLONE ALGO” and the domain name CloneAlgo.com; (ii) the Clone Algo mobile application software; and (iii) 18 servers containing related programs.  Algo Markets will pay $8 million to the IP Seller at closing and will pay $120 million in sixty (60) equal monthly installments starting in May 2014 for a total purchase price of $128 million.

The foregoing description of the terms of the IP Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

On March 10, 2014, Algo Markets entered into an asset purchase agreement (the “Asset Purchase Agreement”) between Algo Markets and Zentrum Limited (the “Asset Seller”), pursuant to which the Asset Seller sold 12 algorithms related to online financial markets trading.  Algo Markets will pay $2.5 million to the Asset Seller at closing and will pay $21.5 million in ten (10) equal quarterly installments starting in April 2014 for a total purchase price of $24 million.

The foregoing description of the terms of the Asset Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.2 to this report, which is incorporated by reference herein.

In connection with the entering into of the IP Purchase Agreement and the Asset Purchase Agreement, the Company has begun conducting operations to utilize the assets it purchased.  The Company aims to be a technology company which will develop ecosystems for social media, research timing sciences, develop algorithms and risk management systems based on artificial intelligence, and operate social investment networks.

The ecosystems will be run by fully automated algorithms and powered by artificial intelligence.  Front-end delivery of the ecosystems will be via mobile apps or desktop software.  The key ecosystems will be social investment networks, hotel booking networks, and do-it-yourself banking.

The Clone Algo App will be a social investment network and one such ecosystem which will allows users to clone trades from master accounts to users own account with connected brokers, banks, and hedge funds using algorithms and advanced cloning and non-predictive timing technology for social FX investment networks, futures, contract for differences, crude oil, and gold trading.  Multiple social investment networks in different languages will be developed.

The HomeAway App will be a hotel booking and management system which will use advanced algorithms for booking discounted hotel room rates.

The AlgoTrust Mobile Money App will be an alternative banking system which will use algorithms to process do-it-yourself banking.

Item 3.02 Unregistered Sales of Equity Securities.

On March 17, 2014, Clone Algo Inc. (the “Company”) sold 500,000,000 shares of its common stock (the “Shares”) to 2 foreign investors (each a “Purchaser”) at a price per share of $0.001 for an aggregate offering price of $500,000.

The sale and the issuance of the Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) and/or Regulation S promulgated under the Securities Act (“Regulation S”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (c) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

On March 18, 2014, the Company issued 150 million shares of “Series A Preferred Stock” to Niraj Goel, the Company’s Chief Executive Officer, at a price per share of $0.01 for a purchase price of $1.5 million.  Each share of Series A Preferred Stock is convertible, at the holder’s option, into ten (10) shares of the Company’s common stock and each share of Series A Preferred Stock entitles the holder to fifty (50) votes for every one vote a holder of one share of the Company’s common stock has.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

In connection with the issuance of 150 million shares of “Series A Preferred Stock” to Niraj Goel, the Company’s Chief Executive Officer, the Company filed a Certificate of Designation of “Series A Preferred Stock” with the Secretary of State of the State of Nevada on March 18, 2014.  A copy of the Certificate of Designation of Series A Preferred Stock is attached as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.06 Change in Shell Company Status

The Company is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange of 1934, because the Company has begun conducting operations as more fully described under Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 3.1	Certificate of Designation of Series A Preferred Stock.
Exhibit 10.1	Intellectual Property Purchase Agreement, by and between Algo Markets Limited and Dragon Malaysia Limited, dated as of March 10, 2014.
Exhibit 10.2	Asset Purchase Agreement, by and between Zentrum Limited and Algo Markets Limited, dated as of March 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLONE ALGO INC.

Date: March 19, 2014	By:	/s/ Niraj Goel
Niraj Goel
Chief Executive Officer